BLACKSTONE REAL ESTATE INCOME FUND II

Supplement No. 2, dated March 2, 2016, to the

Prospectus, dated April 17, 2015 (the “Prospectus”), for Common Shares of Beneficial Interest

Addition of Portfolio Manager

Effective February 24, 2016, Jonathan Pollack became a portfolio manager of the Fund and the Master Fund.

Mr. Pollack, 39, is a Senior Managing Director and the Global Head of the Blackstone Real Estate Debt Strategies group at Blackstone. Before joining Blackstone in 2015, Mr. Pollack was a Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. Mr. Pollack received a B.A. in Economics from Northwestern University.

Other Accounts Managed (as of December 31, 2015)

The table below identifies the number of accounts (other than the BREIF Funds) for which Mr. Pollack is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)	Beneficial Ownership of Equity Securities in the Registrant
Jonathan Pollack	Registered Investment Companies	—	—	—	—	None
	Other Pooled Investment Vehicles	37	4.18 billion	27	3.63 billion	None
	Other Accounts	15	1.02 billion	15	1.01 million	None

The Master Fund’s existing portfolio managers, Michael Nash and Joshua Mason, continue to act as portfolio managers of the Fund and the Master Fund.

Current Officers

The current officers of the Fund and the Master Fund are:

Michael Nash	Chairman, CEO and President

Judy Turchin	Chief Legal Officer

Garrett Goldberg	Chief Financial Officer and Treasurer

Leon Volchyok	Chief Compliance Officer and Secretary

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.